Servicing	12 Months Ended
Dec. 31, 2013
Servicing
Servicing

Note 5 - Servicing

Loans serviced for others are not included in the accompanying consolidated balance sheet. The unpaid principal balances of mortgage and other loans serviced for others were approximately $131.7 million and $140.7 million at December 31, 2013 and 2012, respectively.

The key economic assumptions used in determining the fair value of the mortgage servicing rights are as follows:

	December 31,
	2013	2012
Annual constant prepayment speed (CPR)	10.27%	17.86%
Weighted average life (in months)	244	246
Discount rate	9.26%	8.11%

The fair value of our mortgage servicing rights was estimated to be $1.1 million and $1.0 million at December 31, 2013 and December 31, 2012, respectively. At December 31, 2012 a valuation allowance of $19 was established against the mortgage servicing rights associated with our 20-year fixed-rate sold loans. Based on decreased prepayment speeds within the 20-year fixed rate tranche, the valuation allowance was removed in 2013.

The following table summarizes mortgage servicing rights capitalized and amortized, along with the aggregate activity in related valuation allowances:

	December 31
	2013	2012
Balance - beginning of period:	$1,035	$993

Originated mortgage servicing rights capitalized	151	426
Amortization of mortgage servicing rights	(326)	(384)

Balance - end of period	860	1,035

Valuation allowances:
Balance - beginning of period	(19)	—
Additions	—	(19)
Reductions	19	—
Write-downs	—	—

Balance - end of period (net of allowances)	$860	$1,016